                                                                   EXHIBIT 10.20


================================================================================

                      ___________________________________

                           STOCK PURCHASE AGREEMENT

                      ___________________________________

                                     Among

                             PRI AUTOMATION, INC.,

                                      and

                      THE SHAREHOLDERS OF E-MACHINE, INC.


                         Dated as of October 25, 1997

================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I      DEFINITIONS.................................................    1

     Section 1.1.   Certain Defined Terms..................................    1

ARTICLE II     PURCHASE AND SALE...........................................    2

     Section 2.1.   Purchase and Sale of the Shares........................    2
     Section 2.2.   Purchase Price.........................................    2
     Section 2.3.   Closing................................................    2

ARTICLE III    REPRESENTATIONS AND WARRANTIES OF EACH SELLER...............    4

     Section 3.1.   Authority..............................................    4
     Section 3.2.   Ownership..............................................    4
     Section 3.3.   Further Assurances.....................................    4
     Section 3.4.   Investment in PRI Common...............................    4

ARTICLE IV     REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.............    6

     Section 4.1.   Corporate Status.......................................    6
     Section 4.2.   Authority..............................................    6
     Section 4.3.   Investment Purpose.....................................    6
     Section 4.4.   Capitalization.........................................    6

ARTICLE V      ADDITIONAL AGREEMENT........................................    7

     Section 5.1.   Further Action.........................................    7

ARTICLE VI     CONDITIONS TO CLOSING.......................................    7

     Section 6.1.   Condition to Each Party's Obligations..................    7
     Section 6.2.   Condition to Obligations of the Seller.................    7
     Section 6.3.   Conditions to Obligations of the Purchase..............    8

ARTICLE VII    TERMINATION AND WAIVER......................................    8

     Section 7.1.   Termination............................................    8
     Section 7.2.   Effect of Termination..................................    8
     Section 7.3.   Waiver.................................................    8

                                                                            Page
                                                                            ----
ARTICLE VIII GENERAL PROVISIONS............................................    9

     Section 8.1.   Expenses...............................................    9
     Section 8.2.   Notices................................................    9
     Section 8.3.   Public Announcements...................................   10
     Section 8.4.   Headings...............................................   10
     Section 8.5.   Severability...........................................   10
     Section 8.6.   Entire Agreement.......................................   10
     Section 8.7.   Assignment.............................................   10
     Section 8.8.   No Third Party Beneficiaries...........................   10
     Section 8.9.   Amendment..............................................   11
     Section 8.10.  Governing Law..........................................   11
     Section 8.11.  Counterparts...........................................   11
     Section 8.12.  Specific Performance...................................   11
     Section 8.13.  Indemnity Acknowledgment...............................   11

          STOCK PURCHASE AGREEMENT, dated as of October 25, 1997, among PRI Automation, Inc., a Massachusetts corporation (the "Purchaser"), and each of
                                                    ---------
the persons and entities listed on Schedule A hereto, each of which is referred to as a "Seller."
         ------

                             W I T N E S S E T H:
                             -------------------

          WHEREAS, each Seller owns the number of shares of common stock (the "Stock") of E-Machine, Inc., a California corporation (the "Company"), set
 -----
forth opposite each Seller's name on Schedule A hereto; and

          WHEREAS, each Seller wishes to sell to the Purchaser, and the Purchaser wishes to purchase from each Seller, shares of the Stock (such shares to be sold pursuant to this Agreement being individually, a "Share" and,
                                                             -----
collectively, the "Shares"), upon the terms and subject to the conditions set
                   ------
forth herein.

          NOW, THEREFORE, in consideration of the promises and the mutual agreements and covenants hereinafter set forth, the Purchaser and the Seller hereby agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1.  Certain Defined Terms.  As used in this Agreement, the
                        ---------------------
following terms shall have the following meanings:

          "Action" means any claim, action, suit, arbitration, inquiry,
           ------
proceeding or investigation by or before any Governmental Authority.

          "Affiliate" means, with respect to any specified Person, any other
           ---------
Person that directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with such specified Person.

          "Closing" has the meaning specified in Section 2.3(a).
           -------

          "Closing Date" has the meaning specified in Section 2.3(a).
           ------------

          "Stock" has the meaning specified in the recitals to this Agreement.
           -----

          "Control" (including the terms "controlled by" and "under common
           -------                        -------------       ------------
control with"), with respect to the relationship between or among two or more
------------
Persons, means the possession, directly or indirectly or as trustee or executor, of the power to direct or cause the direction of the affairs or management of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

          "Governmental Authority" means any United States federal, state or
           ----------------------
local or any foreign government, governmental, regulatory or administrative authority, agency or commission or any court, tribunal, or judicial or arbitral body.

          "Governmental Order" means any order, writ, judgment, injunction,
           ------------------
decree, stipulation, determination or award entered by or with any Governmental Authority.

          "Law" means any federal, state, local or foreign statute, law,
           ---
ordinance, regulation, rule, code, order requirement or rule of common law.

          "Merger" has the meaning specified in Section 6.1.
           ------

          "Merger Agreement" has the meaning specified in Section 6.1.
           ----------------

          "Person" means any individual, partnership, firm, corporation,
           ------
association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended.

          "Purchase Price" has the meaning specified in Section 2.2.
           --------------

                                  ARTICLE II

                               PURCHASE AND SALE

          Section 2.1.  Purchase and Sale of the Shares. Upon the terms and
                        -------------------------------
subject to the conditions contained in this Agreement, at the Closing, each Seller shall sell to the Purchaser, and the Purchaser shall purchase from each Seller, the number of Shares set forth opposite each Seller's name on Schedule A.

          Section 2.2.  Purchase Price. The Purchase Price shall be 0.0432
                        --------------
shares of common stock, $.01 par value, of Buyer ("PRI Common") per Share (the
                                                   ----------
"Purchase Price"), payable as provided in Section 2.3(b).
 --------------

          Section 2.3.  Closing.   Subject to the terms and conditions of this
                        -------
Agreement, the sale and purchase of the Shares contemplated by this Agreement shall take place at a closing (the "Closing") to be held at the offices of
                                    -------
Foley, Hoag & Eliot LLP, Boston, Massachusetts immediately after the consummation of the Merger, or at such other place or at such other time or on such other date as the Sellers selling in the aggregate more than half of the Shares pursuant hereto and the Purchaser may mutually agree upon in writing (the date on which the Closing takes place being the "Closing Date").
                                                 ------------

          (b)  At the Closing:

               (i) each Seller shall deliver or cause to be delivered to the Purchaser stock certificates evidencing the Shares which such Seller is selling pursuant hereto duly endorsed in blank, or accompanied by stock powers duly executed in blank, in form satisfactory to the Purchaser;

               (ii) the Purchaser shall execute and deliver to each Seller a counterpart of the Registration Rights Agreement contemplated by the Merger Agreement (the "Registration
                                                                ------------
                     Rights Agreement");
                     ------ ---------

               (iii) each Seller shall execute and deliver to the Purchaser a counterpart of the Registration Rights Agreement;

               (iv) the Purchaser shall deliver to each employee of the Company listed on Schedule 6.2 a stock option agreement, pursuant
                               ------------
                     to which such Seller shall have nonqualified stock options to purchase the number of shares of PRI Common set forth opposite such employee's name on Schedule 6.2, with the
                                                      ------------
                     terms set forth in Section 6.2(d); and


               (v) the Purchaser shall deliver to each Seller a stock certificate evidencing the number of shares of PRI Common set forth opposite each Seller's name on Schedule A hereto.
                                                              ----------

          (c) Each Seller hereby appoints James Cameron and Paul Rogan, and each of them, acting singly, with full power of substitution, the representatives and attorneys-in-fact of such Seller (the "Seller's
                                                           --------
Representatives"), with full power and authority in the name of and for and on
---------------
behalf of the undersigned to:

               (i) sell and deliver to the Purchaser the Shares at the Closing;

               (ii) to execute and deliver each of the Collateral Agreements, containing such terms and conditions as the Seller's Representatives shall determine to be advisable (provided that the terms and conditions of each such agreement apply in a similar manner to the Sellers and to the stockholders of Equipe Technologies, Inc.);

               (iii) to receive at the Closing and forward promptly to such
                     Seller the stock certificate referred to in Section 2.3(b)(v) above; and

               (iv) to take such other actions in furtherance of the transactions contemplated hereby and by the Merger Agreement as the

                     Seller's Representatives shall determine in their sole discretion to be appropriate or advisable.

          This power of attorney, and the authority confirmed hereby, being coupled with an interest, are irrevocable and shall not be terminable by any act or deed of the undersigned, by the death or incapacity of the undersigned, by operation of law or otherwise. Notwithstanding the foregoing, this power of attorney shall terminate in the event that the Closing has not taken place by May 31, 1998.

          (d) Immediately following the execution hereof, each Seller will deliver to the Seller's Representatives, to be held for the account of such Seller and delivered to the Purchaser at the Closing, the certificate or certificates representing the Shares to be sold by such Seller hereunder.

                                  ARTICLE III

                        REPRESENTATIONS AND WARRANTIES
                                OF EACH SELLER

          As an inducement to the Purchaser to enter into this Agreement, each Seller, severally but not jointly, represents and warrants to the Purchaser as follows:

          Section 3.1.  Authority.  Such Seller has full power and authority to
                        ---------
enter into this Agreement and the Registration Rights Agreement and this Agreement is, and the Registration Rights Agreement, when executed and delivered on behalf of such Seller by the Seller's Representatives, will be, binding and enforceable against such Seller.

          Section 3.2.  Ownership. Except as set forth on Schedule 3.2, such
                        ---------                         ------------
Seller is the sole and exclusive record and beneficial owner of all right, title and interest in and to the number of Shares set forth opposite such Seller's name on Schedule A hereto, free and clear of all claims, encumbrances of any nature whatsoever.

          Section 3.3.  Further Assurances. Upon the delivery of the Shares to
                        ------------------
the Purchaser against payment as provided for herein, good title to the Shares, free and clear of all security interests, liens, claims, charges, options and encumbrances of every kind and nature whatsoever will pass to the Purchaser and such Seller will execute and deliver to the Purchaser such documents and take such further action as may be reasonably requested by the Purchaser in order to transfer ownership of and title to all Shares being purchased from such Seller to the Purchaser.

          Section 3.4.  Investment in PRI Common.
                        ------------------------

                 3.4.1 Such Seller (together with such Seller's financial and other advisors, if any) has such knowledge and expertise in financial and business matters that such Seller is capable of evaluating the merits and risks of the exchange of such Seller's Shares for shares of PRI Common pursuant to this Agreement and of protecting such Seller's interests in connection therewith. Such Seller has the ability to bear the economic risk of the investment in PRI Common.

                 3.4.2 Such Seller has been provided with copies of the Purchaser's Annual Report on Form 10-K, as amended, for the fiscal year ended September 30, 1996, the definitive proxy statements for the Purchaser's annual meeting of stockholders held on February 7, 1997 and the special meeting of Purchaser's stockholders held on April 22, 1997 and its Quarterly Reports on Form 10-Q for the fiscal quarters ended December 29, 1996, March 30, 1997 and June 29, 1997.

                 3.4.3 Such Seller is acquiring shares of PRI Common for such Seller's own account and not with a view to, or for resale in connection with, any distribution thereof in violation of applicable law, and such Seller has no present intention of selling, granting any participating in, or otherwise distributing the same in violation of applicable law. Such Seller understands that the shares of PRI Common to be received by such Seller pursuant to this Agreement have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), by reason of a specific exemption from the registration provisions of the Securities Act that depends upon, among other things, the bona fide nature of such Seller's investment intent and the accuracy of such Seller's representations, warranties and covenants as expressed herein. Such Seller understands that the shares of PRI Common to be received by such Seller pursuant to this Agreement are characterized as "restricted securities" under the Securities Act inasmuch as they are being acquired from PRI in a transaction not involving a public offering and that under such laws and application regulations such shares may be resold without registration under the Securities Act only in certain limited circumstances. Such Seller acknowledges that the shares of PRI Common must be held indefinitely unless subsequently registered under the Securities Act (pursuant to the Registration Rights Agreement or otherwise) or an exemption from such registration is available. Such Seller is aware of the provisions of Rule 144 under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being effected through a "broker's transaction" or in transactions directly with a "market maker" (as provided by Rule 144(f) under the Securities Act) and the number of shares being sold during any three-month period not exceeding specified limitations.

                 3.4.4 It is understood that each certificate representing shares of PRI Common received by such Seller pursuant to this Agreement shall bear a legend substantially to the following effect (in addition to any legend required under applicable state securities laws):

                        "THESE SECURITIES HAVE NOT BEEN
                        REGISTERED UNDER THE SECURITIES ACT
                        OF 1933. THEY MAY NOT BE SOLD,

                        OFFERED FOR SALE, PLEDGED OR
                        HYPOTHECATED IN THE ABSENCE OF A
                        REGISTRATION STATEMENT IN EFFECT
                        WITH RESPECT TO THE SECURITIES UNDER
                        SUCH ACT OR AN OPINION OF COUNSEL
                        SATISFACTORY TO THE COMPANY THAT
                        SUCH REGISTRATION IS NOT REQUIRED."


                                  ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES
                               OF THE PURCHASER

          As an inducement to each Seller to enter into this Agreement, the Purchaser represents and warrants to each Seller as follows:

          Section 4.1.  Corporate Status.  The Purchaser is a corporation duly
                        ----------------
incorporated, validly existing and in good standing under the laws of the Commonwealth of Massachusetts, with all necessary corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement.

          Section 4.2.  Authority.  This Agreement has been duly and validly
                        ---------
authorized, executed and delivered by the Purchaser and is binding on and enforceable against the Purchaser in accordance with its terms. As of the Closing Date, the Registration Rights Agreement will be duly and validly authorized, executed and delivered by the Purchaser and will be binding and enforceable against the Purchaser.

          Section 4.3.  Investment Purpose.  The Purchaser is acquiring the
                        ------------------
Shares for its own account for investment and not for or with a view to or for resale in connection with any distribution thereof within the meaning of the Securities Act.

          Section 4.4   Capitalization.  The authorized and outstanding capital
                        --------------
stock of the Purchaser consists of (a) 400,000 shares of preferred stock, $.01 par value, none of which is issued and outstanding, and (b) 24,000,000 shares of PRI Common, of which 14,570,920 shares were issued and outstanding as of June 29, 1997. All of the outstanding shares of PRI Common are, and the shares of PRI Common when issued and delivered to each Seller in accordance with this Agreement will be, duly authorized, validly issued, fully paid and nonassessable and not subject to preemptive rights created by statute, the Purchaser's articles of organization or bylaws, or any agreement to which the Purchaser is a party or is bound. As of the date of the Agreement, all outstanding shares of PRI Common are listed on the Nasdaq Stock Market, and there are no proceedings to revoke or suspend such listing.

                                   ARTICLE V

                              ADDITIONAL AGREEMENT

          Section 5.1.  Further Action.  Each of the parties hereto shall use
                        --------------
all reasonable efforts to take or cause to be taken all appropriate action, do or cause to be done all things necessary, proper or advisable, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Agreement and consummate and make effective the transactions contemplated by this Agreement.

                                  ARTICLE VI

                             CONDITIONS TO CLOSING

          Section 6.1.  Condition to Each Party's Obligations.  The obligation
                        -------------------------------------
of the Purchaser and each Seller to consummate the transactions contemplated by this Agreement shall be subject to the consummation of the merger (the "Merger") of E-Acquisition Corp., a California corporation and wholly owned
 ------
subsidiary of the Purchaser ("Acquisition Corp."), into Equipe Technologies,
                              -----------------
Inc., a California corporation ("Equipe"), pursuant to a certain Agreement and
                                 ------
Plan of Reorganization, dated as of October 25, 1997, among the Purchaser, Equipe, Acquisition Corp. and certain shareholders of Equipe (the "Merger
                                                                   ------
Agreement").
---------

          Section 6.2.  Condition to Obligations of the Seller.  The obligations
                        --------------------------------------
of each Seller to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

          (a) the representations and warranties of the Purchaser contained in this Agreement shall have been true and correct when made and shall be true and correct in all material respects as of the Closing Date, with the same force and effect as if made as of the Closing Date;

          (b) the covenants and agreements contained in this Agreement to be complied with by the Purchaser at or prior to the Closing shall have been complied with in all materials respects;

          (c) the Registration Rights Agreement shall have been duly executed and delivered to each Seller by the Purchaser; and

          (d) the board of directors of PRI shall have authorized, and any other necessary corporate action shall have been taken by PRI to cause, the issuance, as of the Closing, of nonqualified stock options to purchase shares of PRI Common to the employees of the Company listed on Schedule 6.2, in the
                                                     ------------
respective amounts listed on Schedule 6.2 (the "PRI Options"). Such PRI Options
                             ------------
shall be at an exercise price equal to the last reported sale price of the PRI Common as reported by the Nasdaq National Market on the Closing Date, and shall otherwise be consistent in form and substance with the nonqualified stock options granted by PRI to employees having comparable responsibilities.

          Section 6.3.  Conditions to Obligations of the Purchase.  The
                        -----------------------------------------
obligations of the Purchaser to consummate the transactions contemplated by this Agreement shall be subject to the fulfillment, at or prior to the Closing, of the following conditions:

          (a) the representations and warranties of each Seller and of the Company contained in this Agreement shall have been true and correct when made and shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made as of the Closing Date; and

          (b) the covenants and agreements contained in this Agreement to be complied with by each Seller and by the Company at or prior to the Closing shall have been complied with in all material respects.

                                  ARTICLE VII

                             TERMINATION AND WAIVER

          Section 7.1.  Termination.  This Agreement may be terminated at any
                        -----------
time prior to the Closing:

          (a) by the mutual written consent of the Purchaser, the Company and all of the Sellers;

          (b) by either the Purchaser, the Company or the Sellers in the event that any Governmental Authority shall have issued an order, decree or ruling or taken any other action restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement and such order, decree, ruling or other action shall have become final and nonappealable; or

          (c) by either the Purchaser, the Company or the Sellers in the event that the Merger Agreement shall have been terminated pursuant to its terms.

          Section 7.2.  Effect of Termination.  In the event of termination of
                        ---------------------
this Agreement as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto except that nothing herein shall relieve any party from liability for any breach of this Agreement.

          Section 7.3.  Waiver.  Any extension or waiver shall be valid only if
                        ------
set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver of any term or condition shall not be construed as a waiver of any subsequent breach or a subsequent waiver of the same term or condition, or a waiver of any other term or condition, of this Agreement. The failure of any party to assert any of its rights hereunder shall not constitute a waiver of any of such rights.

                                 ARTICLE VIII

                               GENERAL PROVISIONS

          Section 8.1.  Expenses.  Except as otherwise specified in this
                        --------
Agreement, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

          Section 8.2.  Notices.  All notices, requests, claims, demands and
                        -------
other communications hereunder shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or sent if delivered personally or by courier, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier or facsimile, to the respective parties at the following addresses or telecopier numbers (or at such other address or fax number for a party as shall be specified in a notice given in accordance with this Section 8.3):

          (a) if to a Seller, to the address set forth for such Seller on Schedule A hereto;

          (b)  if to the Company:

               E-Machine, Inc.
               1211 Alderwood Avenue
               Sunnyvale, CA 94089-2202
               Attention:  President

               with a copy to:

               Brobeck, Phleger & Harrison LLP
               Spear Street Tower
               One Market
               San Francisco, CA  94105
               Fax:  (415) 442-1010
               Attention:  Michael J. Kennedy, Esq.

          (c)  if to the Purchaser:

               PRI Automation, Inc.
               800 Middlesex Turnpike
               Billerica, MA 01821-3986
               Fax:  (978) 671-9430
               Attention: Mitchell G. Tyson, President with a copy to:

               Foley, Hoag & Eliot, LLP
               One Post Office Square
               Boston, MA 02019
               Fax:  (617) 832-7000
               Attention:  Robert L. Birnbaum, Esq.

          Section 8.3.  Public Announcements.  No party to this Agreement shall
                        --------------------
make, or cause to be made, any press release or public announcement or otherwise communicate with any news media in respect of this Agreement or the transactions contemplated hereby without the prior written consent of the other parties.

          Section 8.4.  Headings.  The descriptive headings contained in this
                        --------
Agreement are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement

          Section 8.5.  Severability.  If any term or other provision of this
                        ------------
Agreement is invalid, illegal or incapable of being enforced by any Law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

          Section 8.6.  Entire Agreement.  This Agreement constitutes the entire
                        ----------------
agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between each Seller and the Purchaser with respect to the subject matter hereof.

          Section 8.7.  Assignment.  This Agreement may not be assigned by
                        ----------
operation of Law or otherwise without the express written consent of each Seller and the Purchaser (which consent may be granted or withheld in the sole discretion of each Seller or the Purchaser); provided, however, that the Purchaser may assign this Agreement to an Affiliate of the Purchaser without the consent of any Seller.

          Section 8.8.  No Third Party Beneficiaries.  This Agreement shall be
                        ----------------------------
binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement.

          Section 8.9.   Amendment.  This Agreement may not be amended or
                         ---------
modified except (a) by an instrument in writing signed by, or on behalf of, each Seller and the Purchaser or (b) by a waiver in accordance with Section 7.3.

          Section 8.10.  Governing Law.  This Agreement shall be governed by,
                         -------------
and construed in accordance with, the laws of the Commonwealth of Massachusetts applicable to contracts executed in and to be performed entirely within that state.

          Section 8.11.  Counterparts.  This Agreement may be executed in one or
                         ------------
more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

          Section 8.12.  Specific Performance.  The parties hereto agreement
                         --------------------
irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with the terms hereof and that the parties shall be entitled to specific performance of the terms hereof, in addition to any other remedy at Law or equity.

          Section 8.13.  Indemnity Acknowledgment.  Each Seller hereby
                         ------------------------
acknowledges and agrees, jointly and severally, to be bound by the provisions of
Article X and, to the extent applicable to Article X, Article XII of the Merger Agreement as if such Seller were a "Holder" (as defined in the Merger Agreement).

                                   *   *   *

          IN WITNESS WHEREOF, each Seller has executed this Agreement in his or her individual capacity and the Purchaser has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

PURCHASER:                              SELLERS:

PRI AUTOMATION, INC.


By: /s/ M. Wiesler
  ------------------------------       ______________________________________
Name:   Mordechai Wiesler               Paul Rogan
Title:  Chief Executive Officer

                                        ______________________________________
                                        James Cameron


                                        ______________________________________
                                        Frantisek Pavlik


                                        ______________________________________
                                        Lubomir Skrobak


                                        ______________________________________
                                        Steven The



                                        ______________________________________
                                        Mario Plascencia

          IN WITNESS WHEREOF, each Seller has executed this Agreement in his or her individual capacity and the Purchaser has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

PURCHASER:                              SELLERS:

PRI AUTOMATION, INC.


                                        /s/ Paul Rogan
By:_____________________________        --------------------------------------
   Name:                                Paul Rogan
   Title:

                                        /s/ James Cameron
                                        --------------------------------------
                                        James Cameron


                                        /s/ Frantisek Pavlik
                                        --------------------------------------
                                        Frantisek Pavlik


                                        /s/ Lubomir Skrobak
                                        --------------------------------------
                                        Lubomir Skrobak


                                        ______________________________________
                                        Steven The


                                        /s/ Mario Plascencia
                                        --------------------------------------
                                        Mario Plascencia

          IN WITNESS WHEREOF, each Seller has executed this Agreement in his or her individual capacity and the Purchaser has caused this Agreement to be executed by its officer thereunto duly authorized as of the date first written above.

PURCHASER:                              SELLERS:

PRI AUTOMATION, INC.


                                        /s/ Paul Rogan
By:_____________________________        --------------------------------------
   Name:                                Paul Rogan
   Title:

                                        ______________________________________
                                        James Cameron


                                        /s/ Frantisek Pavlik
                                        --------------------------------------
                                        Frantisek Pavlik


                                        ______________________________________
                                        Lubomir Skrobak


                                        /s/ Steven The
                                        ______________________________________
                                        Steven The


                                        /s/ Mario Plascencia
                                        --------------------------------------
                                        Mario Plascencia

            Stock Purchase Agreement, dated as of October 25, 1997,
      among PRI Automation, Inc. and the Shareholders of E-Machine, Inc.
--------------------------------------------------------------------------------

Schedules Omitted In Accordance with Item 601(b)(2) of Regulation S-K:

          (a) Schedule of the stockholders of E-Machine;

          (b) Schedule of exceptions to Article III of the Stock Purchase Agreement, dated as of October 25, 1997, among PRI and the Shareholders of E-Machine; and

          (c) Schedule of options to be issued to employees of E-Machine.

                                 *     *     *

          PRI Automation, Inc. ("PRI") will furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request. PRI may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedule so furnished.